UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2011

SOUTHERN UNION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-6407	75-0571592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5444 Westheimer Road	77056-5306
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 989-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 27, 2011, counsel to the special committee (the “Special Committee”) of the Board of Directors (the “Board”) of Southern Union Company (the “Company”) received a letter from The Williams Companies, Inc. (“Williams”) responding to a request for clarification of certain aspects of Williams’ proposal to acquire all of the issued and outstanding shares of the Company’s common stock for $39.00 per share in cash (the “Williams Proposal”).  A copy of that letter (the “Williams Response Letter”) is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Following receipt of the Williams Response Letter, the Board, after consultation with its legal and financial advisors, made the determinations which are required by the Agreement and Plan of Merger (the “Merger Agreement”) entered in to by the Company and Energy Transfer Equity, L.P. (“ETE”) on June 15, 2011 to permit the Company to enter into negotiations or discussions with Williams, or to provide information to Williams in connection with the Williams Proposal (provided Williams enters into an appropriate confidentiality agreement), including the determination that the failure to take such actions would be reasonably likely to constitute a breach by the Board of its fiduciary duties.  The Board’s determination does not mean that it has determined that the Williams Proposal currently constitutes a “Superior Offer” as defined in the Merger Agreement.

On June 27, 2011, counsel to the Company sent a letter to ETE: (i) informing ETE of the Board’s receipt of the Williams Response Letter; and (ii) advising ETE that, after consultation with its financial advisors and outside legal counsel and making the determinations required by Section 5.4 of the Merger Agreement, the Board is providing Williams with a confidentiality agreement on substantially the same terms as the confidentiality agreement that ETE entered into with the Company.  A copy of that letter is attached hereto as Exhibit 99.2 and incorporated herein by reference.

At this time, the Board reaffirms its recommendation of the Merger Agreement.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 8.01 Other Events.

To the extent required, the information included in Item 7.01 of this Form 8-K is hereby incorporated by reference into this Item 8.01.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	June 27, 2011 Letter from The Williams Companies, Inc. to Sullivan & Cromwell, LLP.

99.2	June 26, 2011 Letter from Locke Lord Bissell & Liddell, LLP to Energy Transfer Equity, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN UNION COMPANY

June 28, 2011	By:	/s/ Robert M. Kerrigan, III
Robert M. Kerrigan, III
Vice President, Assistant General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	June 27, 2011 Letter from The Williams Companies, Inc. to Sullivan & Cromwell, LLP.

99.2	June 26, 2011 Letter from Locke Lord Bissell & Liddell, LLP to Energy Transfer Equity, L.P.